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                                                                Exhibit 10.19

                         FOURTH AMENDMENT TO AGREEMENT

This Agreement made as of the 31st day of January, 1998, by and among First National Bank of Omaha ("BANK"), a national banking association with principal offices in Omaha, Nebraska, and Austins Steaks & Saloon, Inc. ("BORROWER"), a Delaware corporation.

     Whereas, BANK and BORROWER executed a written Agreement dated as of August 31, 1996, which was subsequently amended by written Amendments to Agreement dated February 7, 1997, March 21, 1997 and October 7, 1997 (the Agreement, together with all amendments thereto is collectively called the "AGREEMENT").

     Now, Therefore, in consideration of the AGREEMENT, and their mutual promises made herein, BANK and BORROWER agree as follows:

     1. Unless otherwise defined in this Amendment, terms which defined in the AGREEMENT shall have the same meanings herein.

     2. Paragraph 1. of the AGREEMENT is hereby amended to read, effective immediately:

         1. ACKNOWLEDGEMENT OF DEBT. The principal balance of the OBLIGATION is $231,006.35 as of January 31, 1998. In addition, the OBLIGATION consists of accrued interest, costs and attorney fees incurred by BANK.

     3. Paragraph 3. of the AGREEMENT is hereby amended to read, effective immediately:

         3. PAYMENTS AND INTEREST. Attached hereto, marked Exhibit "A", and made a part hereof by this reference, is a true copy of the NOTE. BORROWER shall make the payments of principal and interest set forth therein. Such payments shall be applied by BANK first to costs, fees and charges, next to accrued interest, and finally to principal of the OBLIGATION.

     4. The AGREEMENT is amended, effective immediately, by adding the following Paragraph 7., immediately following Paragraph 6. of the AGREEMENT:

         7. ASSIGNMENT OF NOTE AND COLLATERAL. Paul Schorr has executed and delivered to BANK a written guaranty of the OBLIGATION. In the event Paul Schorr is required to pay the OBLIGATION to BANK as the result of such guaranty, BANK agrees to endorse, assign and transfer the NOTE and all security agreements and collateral documents securing the same, to Paul Schorr, without recourse.

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     5.  BORROWER certifies by its execution hereof that the representations and warranties set forth in the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date.

     6. Except as amended hereby the parties ratify and confirm as binding upon them all of the terms of the AGREEMENT.

In witness whereof the parties set their hands as of the date first written above.

First National Bank of Omaha           Austins Steaks & Saloon, Inc., a/k/a
                                        Austins Steaks and Saloon, Inc.


By /s/ Mark M. Miller                  By   /s/ Trisha Gade-Jones
  -----------------------------------    -------------------------------------

Its   Second Vice President            Its  Chief Financial Officer
   ----------------------------------     ------------------------------------

                          ACKNOWLEDGMENT BY GUARANTORS

     The undersigned corporations each guarantee the indebtedness of Austins Steaks & Saloon, Inc. to First National Bank of Omaha by written guaranty agreements. By their execution hereof, each of the undersigned hereby acknowledges, consents, and agrees to the above and foregoing Third Amendment to Agreement, and each ratifies and confirms their existing guaranty of BORROWER's OBLIGATION.

Austins of Albuquerque, Inc.           Austins of Scottsdale, Inc.


By    /s/ Trisha Gade-Jones           By    /s/ Trisha Gade-Jones
  -----------------------------------    -------------------------------------

Its   Chief Financial Officer          Its   Chief Financial Officer
   ----------------------------------     ------------------------------------

Austins Old Market, Inc.               Missouri Development Company


By     /s/ Trisha Gade-Jones          By     /s/ Trisha Gade-Jones
  -----------------------------------    -------------------------------------

Its    Chief Financial Officer         Its    Chief Financial Officer
   ----------------------------------     ------------------------------------

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Austins of New Mexico, Inc.            Austins 72nd, Inc.


By     /s/ Trisha Gade-Jones          By     /s/ Trisha Gade-Jones
  -----------------------------------    -------------------------------------

Its    Chief Financial Officer         Its    Chief Financial Officer
   ----------------------------------     ------------------------------------


Austins Lincoln, Inc.                  Austins Omaha, Inc.


By     /s/ Trisha Gade-Jones          By     /s/ Trisha Gade-Jones
  -----------------------------------    -------------------------------------

Its    Chief Financial Officer         Its    Chief Financial Officer
   ----------------------------------     ------------------------------------



By:  /s/  Paul C. Schorr III
   ----------------------------------
   Paul C. Schorr III, Individually
    as Guarantor

                                      28